AMENDMENT NO. 2
                                 TO
                 ARCO CHEMICAL COMPANY SAVINGS PLAN

                     __________________________


     Pursuant to resolutions adopted by Board of Directors on May 10, 1996, the ARCO Chemical Company Savings Plan (the "Plan") is hereby amended effective as of August 5, 1996:

1.   Paragraph 1.13 of the Plan is amended to read as follows:

    "1.13 Subsidiary or Affiliate  means:

          (a) All corporations which are members of a controlled group of corporations within the meaning of Section 1563(a) of the Code [determined without regard to Section 1563(a)(4) and
                Section 1563(e)(3)(c) of such Code] and of which ARCO Chemical Company is then a member. For purposes of Sub-paragraph 10.8(b), Subsidiary or Affiliate shall include Lyondell Petrochemical Company and its Subsidiaries and Affiliates; or

          (b) All trades or businesses, whether or not incorporated, which, under the Regulations prescribed by the Secretary of the Treasury pursuant to Section 210(d) of ERISA or Section 414(c) of the Code are then under common control with ARCO Chemical Company or, with respect to the last sentence of Subparagraph 1.13(a), Lyondell Petrochemical Company."

2.   Section 5 of the Plan is amended to read as follows:

                             "SECTION 5
                   INVESTMENT OF MEMBERS' ACCOUNTS

     5.1  Members' Accounts

          The Administrator shall establish and maintain an Account in the name of each Member. Separate records shall be maintained with respect to the portion of a Member's Account attributable to Member contributions under Section 3 and earnings thereon, and the portion of a Member's Account attributable to Company contributions under Section 4 and earnings thereon.

     5.2  Investment of Member Contributions

          A  Member  may  elect to have the  contributions  and
          earnings thereon invested in any of the following investment alternatives or combinations thereof, in the proportion indicated by the Member in his or her investment directions provided to the Administrator:

          (a)  In ARCO Chemical Company Common Stock;

          (b)  In  the  Money Market Fund, consisting  of
               specified types of fixed income investments such as deposits in interest-bearing bank accounts, certificates of deposit, corporate or governmental obligations maturing in not more than five years, financial futures contracts, deposits under a deposit administration or similar contract issued by an insurance company or in a commingled or common investment account or fund established and maintained by an investment advisor or a bank (which bank may be the Trustee) and the assets of which are invested primarily in debt obligations, or in any combination thereof as ARCO Chemical Company or a delegate thereof may determine;

          (c) In the Equity Fund, consisting of specified equity investments such as common or capital stock of issuers (other than the Company, Subsidiaries or Affiliates, or Lyondell

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               Petrochemical Company  or  any  of its Subsidiaries or
               Affiliates), bonds, debentures or preferred stocks convertible into common or capital stock of such issuers, financial futures contracts, interests in any commingled or common equity fund established and maintained by an investment advisor or a bank (which bank may be the Trustee), interests in any mutual fund or other similar types of equity investments and cash equivalent short-term investments maturing in less than one year, or in any combination thereof as ARCO Chemical Company or a delegate thereof may determine;

          (d)  In  the Bond Fund, consisting of specified
               types of fixed income investments, such as public obligations of the United States or foreign governments or their agencies, securitized financing or corporate bonds of issuers (other than the Company, Subsidiaries or Affiliates, or Lyondell Petrochemical Company or any of its Subsidiaries or Affiliates), debentures, financial futures contracts, interests in any commingled or common fixed income fund established and maintained by an investment advisor or bank (which bank may be the Trustee), interests in any mutual fund or other similar types of fixed income investments and cash equivalent short-term investments, or in any combination thereof as ARCO Chemical Company or a delegate thereof may determine;

          (e)  In the International Equity Fund consisting
               of specified investments in global issuers such as common or capital stock (other than common or capital stock of the Company, Subsidiaries or Affiliates, or Lyondell Petrochemical Company or any of its Subsidiaries or Affiliates), preferred stocks, securities convertible into common or capital stock of such issuers, financial futures contracts, currency futures or options, forward currency contracts, interests in any commingled or common equity fund established and maintained by an investment advisor or a bank (which bank may be the Trustee), interests in any mutual fund or other similar types of equity investments and cash equivalent investments, or similar investments or in any combination thereof as ARCO Chemical Company or a delegate thereof may determine; or

          (f) In the Balanced Fund consisting of units of the Equity Fund, the International Equity Fund and the Bond Fund. The weighing of the Balanced Fund shall be approximately 45 percent Equity Fund, 15 percent International Equity Fund and 40 percent Bond Fund.

     5.3  Funds Invested in the Money Market Fund

          (a)  There shall be invested in the Money Market Fund:

               (i)  Amounts which a Member elects  to
                    have so invested under Subparagraph 5.2(b); and

              (ii)  On an interim basis, amounts being
                    accumulated in a Member's Account for investment under Subparagraphs 5.2(a), (c), (d), (e) and
                    (f).

          (b)  Subject to the requirement of Subparagraph
               5.5(b), a Member may direct, once during each 15-calendar-day period, that funds invested in the Money Market Fund under Subparagraph 5.2(b) be invested in any of the other permitted alternatives; provided, that (i) only one direction whether made solely under this subparagraph, or in combination with a direction under Paragraph 5.5, may be made during a 15-calendar-day period, and (ii) a direction under this subparagraph may not be made earlier than seven days following (A) the date of receipt by the Administrator of a Member's application to make a withdrawal under Paragraph 6.1, (B) the date a loan application is made under Section 11, or (C) the date a loan repayment is made under Subparagraph 11.8(c)(i).

          (c) Interest shall be allocated on a monthly basis to funds held for a Member in the Money Market Fund as of the last day of a calendar month. However, such allocation shall not be made with respect to funds resulting from a conversion to cash of ARCO Chemical

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               Company Common Stock, Equity Fund, Bond Fund,
               International Equity Fund or Balanced Fund units which occurred in the calendar month in which allocation of interest is made.

     5.4  Funds Invested in Atlantic Richfield Company Common Stock

          (a)  Subject to the requirements of Subparagraph
               5.4(b) and (c), once during each 15-calendar-day period a Member may direct that shares of Atlantic
               Richfield Company Common Stock be converted to cash and the proceeds thereof, less any applicable expenses of sale, be invested in one of the options described in Paragraph 5.2.

          (b)  Only  one direction, whether  made  solely
               under   this  paragraph  or  in  combination  with   a
               direction under Paragraphs 5.3 and/or 5.5, may be made during a 15-calendar-day period.

          (c) Directions under this paragraph may not be made earlier than seven calendar days following (i) the date of receipt by the Administrator of a Member's application to make a withdrawal under Paragraph 6.1;
               (ii) the date a loan application is made under Section 11; or (iii) the date a loan repayment is made under Paragraph 11.8(c)(i).

     5.5 Sale and Reinvestment of Common Stock, Equity Fund Units, Bond Fund Units, International Equity Fund Units or Balanced Fund Units

           (a) A  Member may direct that shares  of  ARCO
               Chemical Company Common Stock, units of the Equity Fund, Bond Fund, International Equity Fund and/or Balanced Fund held in the Member's Account (including shares and units transferred to the Plan from the
               Predecessor Plan) be converted to cash and the proceeds thereof, less any applicable expenses of sale, be invested in a different option described in Paragraph 5.2; provided, that (i) only one direction, whether made solely under this subparagraph, or in combination with a direction under Paragraph 5.3, may be made during a 15-calendar-day period; (ii) a direction under this subparagraph may not be made earlier than seven calendar days following (A) the date of receipt by the Administrator of a Member's application to make a withdrawal under Paragraph 6.1,
               (B) the date a loan application is made under Section 11, or (C) the date a loan repayment is made under Subparagraph 11.8(c)(i);

           (b) Proceeds of the conversion of shares of ARCO
               Chemical Company Common Stock to cash may not be reinvested in ARCO Chemical Company Common Stock until 15 calendar days after the date of such conversion.
               Proceeds of the conversion of units of the Equity Fund, Bond Fund, International Equity Fund or Balanced Fund to cash may not be reinvested in the Equity Fund, Bond Fund, International Equity Fund or Balanced Fund, as the case may be, until 15 calendar days after the date of such conversion.

     5.6  Directives

          All elections and directions by Members concerning the investment of their Accounts shall be made in the manner prescribed by the Administrator, shall be irrevocable and shall become effective upon receipt by the Administrator.

     5.7  Purchases and Sales of ARCO Chemical Company Common Stock

          Effective December 1, 1995, purchases and sales of Common Stock of ARCO Chemical Company shall be handled in accordance with the following rules and such additional procedures, consistent with such rules, which the Administrator may establish from time to time:

         (a)  Purchases and sales of Common Stock of ARCO
              Chemical Company pursuant to a Member's directive under Paragraph 5.3 or 5.5, or to accommodate a distribution or withdrawal pursuant to Section 6 or 7, shall be made in the open-market as follows:

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              (i)   Each  Wednesday and  Friday  the
                    Administrator shall execute an open-market transaction, at a time determined at the discretion of the Administrator, covering all participant directives received by the Administrator by such time as determined by the Administrator, and communicated to Members, on the preceding Company business day, except that if a Wednesday or Friday is a Company holiday or a day on which trading on the New York Stock Exchange is closed, the transaction will occur on the next day (a Wednesday or Friday) on which the Plan executes a transaction in the open-market.

              (ii)  If an unforeseeable administrative
                    difficulty prevents the execution of the open-market transaction otherwise scheduled for a Wednesday or Friday, such transaction will be executed on the first business day thereafter which does not fall within one of the two exceptions in Subparagraph 5.7(a)(i).

             (iii) The Administrator may, in its discretion, match the purchase and sale orders scheduled for an open-market transaction and transact the net purchase or sale, whichever the case may be.
                    The Administrator may also  agree with the
                    Administrator of one or more other individual account plans (as described in Section 3(34)
                    of ERISA, and which is maintained by the Company or its Subsidiaries or Affiliates, and provides for the same purchases and sales pursuant to participant directives described in Paragraphs
                    5.3 and 5.5) to combine and match orders from all of the plans and execute a "net" transaction, as described above. The price per share allocated to each purchase or sale order shall be the price transacted for the "net" shares on the open-market transaction date otherwise scheduled for the orders under Subparagraph 5.7(a)(i). The price transacted for a "net" transaction shall be the price obtained on the open-market in the case of a single transaction, and the weighted average of the prices obtained on the open-market in the case of multiple transactions.

              (iv)  Brokerage commissions,  transfer
                    fees and other expenses actually incurred in any such sale or purchase shall be equitably allocated and added to the cost or subtracted from the proceeds of all purchases or sales, as the case may be, effected on a pricing day, whether pursuant to the netting process described in Subparagraph 5.7(a)(iii), or pursuant to actual separate transactions per Member order.

          (b) A Member may direct the Administrator to use any available cash or funds held for the Member under Subparagraph 5.2(b) to exercise any options, rights or warrants issued with respect to ARCO Chemical Company Common Stock in the Member's Account. In the absence of such direction, or if there are no available funds, any such option, right or warrant having a market value shall be sold for the Member's Account.

     5.8  Voting of ARCO Chemical Company Common Stock

          (a)  The Trustee shall vote whole shares of ARCO
               Chemical  Company  Common  Stock  credited   to   each
               Member's Account in accordance with such Members' written instructions. Fractional shares of ARCO Chemical Company Common Stock shall be aggregated into whole shares of stock and voted by the Trustee, to the nearest whole vote, in the same proportion as shares are to be voted by the Trustee pursuant to Members' written instructions. In the absence of voting instructions by one or more Members, the Trustee shall vote uninstructed shares, to the nearest whole vote, in the same proportion as shares are to be voted by the Trustee pursuant to Members' written instructions. The Trustee shall vote unallocated shares, to the nearest whole vote, in the same proportion as allocated shares are to be voted by the Trustee pursuant to Members' written instructions.

          (b)  The Trustee shall exercise rights other than
               voting rights attributable to whole shares of ARCO Chemical Company Common Stock credited to each
               Member's Account in accordance with such Members' written instructions. Rights attributable to fractional shares of ARCO Chemical Company Common Stock (which for this purpose shall be aggregated into whole shares of stock) shall be exercised by the Trustee in the same proportion as rights which are exercised by the Trustee pursuant to Members' written instructions. In the absence of instructions by one or more Members, the Trustee shall exercise uninstructed rights in the same proportion as rights which are to be exercised by the Trustee pursuant to Members' written instructions. The Trustee shall exercise rights attributable to unallocated shares in the same proportion as rights attributable to allocated shares which are to be exercised by the Trustee pursuant to Members' written instructions.

          (c)  The Trustee shall notify the Members of each
               occasion for the exercise of voting rights and rights other than voting rights within a reasonable time before such rights are to be exercised. This notification shall include all the information that the Company distributes to shareholders regarding the exercise of such rights.


     5.9  Title of Investments

          All investments will be held in the name of the Trustee or its nominees.

    5.10  Allocation  of  Trust  Earnings  and  Valuation  of  Trust
          Investments

          (a) All dividends or other distributions attributable to shares of ARCO Chemical Company Common Stock shall be allocated to the Account of the Member whose Account is credited with such shares.

          (b) On the last day of each month, all income attributable to the Money Market Fund shall be allocated to the Member's Account in the ratio that each Member's Money Market Fund Account balance bears to such account balance of all such Members. For the purpose of determining such allocation, the Money Market Fund shall be valued at fair market value.

    5.11 Purchase and Redemption of the Equity Fund, Bond Fund, International Equity Fund and Balanced Fund Units

          Effective December 1, 1995, purchase and redemption of the Equity Fund, Bond Fund, International Equity Fund and Balanced Fund units shall be handled in accordance with the following rules and such additional procedures, consistent with such rules, as the Administrator may establish from time to time:

          (a) Units of the Equity Fund, Bond Fund, International Equity Fund and Balanced Fund shall be purchased or redeemed, pursuant to Member directions under Paragraph 5.5, on each Wednesday and Friday, covering all Member directives received by the
               Administrator  by  such  time  as  determined  by  the
               Administrator, and communicated to Members, on the preceding Company business day, except that if a Wednesday or Friday is a Company holiday or a day on which trading on the New York Stock Exchange is closed, the purchase or redemption will be executed on the next day (a Wednesday or Friday) on which the Plan executes a transaction under this Subparagraph 5.11(a).

          (b)  If   an   unforeseeable   administrative
               difficulty prevents the execution of a transaction under Subparagraph 5.11(a), otherwise scheduled on a Wednesday or Friday, such transaction will be executed on the first business day thereafter which does not fall within one of the two exceptions in Subparagraph 5.11(a).

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

          (c)  The  Administrator may, in its discretion,
               combine the purchase and redemption orders scheduled for a Wednesday or Friday and transact the net purchase  or sale orders, whichever the case  may  be.
               The    Administrator   may   also   agree   with   the
               Administrator of one or more individual account plans [as described in Section 3(34) of ERISA, and which is maintained by the Company or its Subsidiaries or Affiliates, and provides for the same purchase and
               redemption   procedure   described   in   Subparagraph
               5.11(a)], to combine orders from all of the plans and execute a "net" transaction.

          (d) When units of the Equity Fund, Bond Fund, International Equity Fund and Balanced Fund are purchased or redeemed, the cost or net proceeds charged or credited to the Accounts of Members affected by such purchase or redemption shall be determined on an equitable basis in accordance with rules to be adopted by the Administrator, which are consistent with the rules described in this section, and incorporate the following principles:

               (i)  The  net proceeds  of  any  such
                    redemption of fund units in a Member's Account shall be credited to such Member's Account.

              (ii)  The cost of any such purchase  of
                    fund units for a Member's Account shall be charged to such Member's Account.

             (iii)  The net proceeds and cost of fund
                    units shall be based on the net asset value of such units determined on the valuation date next following the date the purchase or redemption order is received by the Administrator. The valuation date shall be determined by the Administrator and shall occur on at least a weekly basis. The net asset value of fund units will be calculated by dividing the difference between the value of the fund assets and fund liabilities by the number of units outstanding with respect to each fund.

              (iv)  Brokerage commissions, transfer  fees
                    and other expenses actually incurred in any such purchase or redemption shall be added to the cost or subtracted from the gross proceeds, of any such purchase or redemption, respectively.

          (e)  Income earned by the Equity Fund, Bond Fund
               and International Equity Fund shall automatically be reinvested in the Equity Fund, Bond Fund and
               International Equity Fund, as the case may be. Income, gains and losses shall be reflected in the net asset value of the units of the Equity Fund, Bond Fund and International Equity Fund.

    5.12 Voting of the Money Market Fund, Equity Fund, Bond Fund and International Equity Fund Investments

          The Trustee, in accordance with the Trust Agreement, shall exercise all voting and other rights associated with any investments held in the Money Market Fund, Equity Fund, Bond Fund and International Equity Fund.

    5.13  Investment Advisory Fees

          The investment advisory fees, if any, incurred for management of the Money Market Fund, Equity Fund, Bond Fund, International Equity Fund and Balanced Fund are charged to each respective fund.

    5.14  Confidentiality

          The Savings Plan Administrative Committee shall be responsible for ensuring the adequacy of procedures established by the Administrator to safeguard the confidentiality of information relating to the purchasing, holding and selling of ARCO Chemical Company Common Stock and any voting, tender or similar rights relating to such stock."

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3.   Subparagraph 11.3(e) of the Plan is amended to read as follows:

     "(e) The value of Common Stock, the Equity Fund, the International Equity Fund, the Bond Fund and the Balanced Fund for purposes of Subparagraph 11.3(a), will be determined on the sale date, pursuant to Paragraph 5.7 or 5.11, immediately preceding the date the loan application is received by the Administrator."

4.   Paragraph 11.4 of the Plan is amended to read as follows:

     "11.4  Frequency

            (a) A Member may have such number of loans outstanding at any time as shall be determined by the Administrator.

            (b) A loan application may be submitted only once during any 15-day period and a loan application may not be submitted earlier than seven days following receipt by the Administrator of a Member's application to make a purchase or sale under Paragraph 5.5 or a partial withdrawal under Paragraph 6.1.

            (c) A loan application may not be submitted earlier than 15 days following repayment of a previous loan under this Plan or the ARCO Chemical Company Capital Accumulation Plan."

5.   Subparagraph 11.7(b) of the Plan is amended to read as follows:

     "(b) The value of Common Stock, the Equity Fund, the International Equity Fund, the Bond Fund and the Balanced Fund sold to provide the loan proceeds shall be determined on the sale date, pursuant to Paragraph 5.7 or 5.11, immediately following the date the loan application is received by the Administrator."

     Executed this 24th day of July, 1996.


ATTEST                                  ARCO CHEMICAL COMPANY

     /s/ JOHN G. CHOU                        /s/ FRANK  W. WELSH
By:_______________________              By:_______________________________
                                              FRANK W. WELSH
                                              Vice President
                                              Human Resources
                              - 7 -